UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number:    811‑23720
Cohen & Steers Real Estate Opportunities and Income Fund

(Exact name of registrant as specified in charter)
280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)
Dana A. DeVivo
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, New York 10017

(Name and address of agent for service)
Registrant’s telephone number, including area code:    (212) 832‑3232
Date of fiscal year end:    December 31
Date of reporting period:    June 30, 2023

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

To Our Shareholders:
We would like to share with you our report for the six months ended June 30, 2023. The total returns for Cohen & Steers Real Estate Opportunities and Income Fund (the Fund) and its comparative benchmarks were:

	Six Months Ended June 30, 2023
Cohen & Steers Real Estate Opportunities and Income Fund at Net Asset Value(a)	7.50	%(b)
Cohen & Steers Real Estate Opportunities and Income Fund at Market Value(a)	6.87%
Blended Benchmark—70% FTSE Nareit All Equity REITs Index/30% Preferred Blend (50% ICE BofA U.S. IG Institutional Capital Securities Index, 25% ICE BofA Core Fixed Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Securities Index)(c)	2.56%
S&P 500 Index[c]	16.89%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.
The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)
The return shown is based on the NAV reported on June 30, 2023 and may differ from the return shown in the Financial Highlights, which reflects adjustments made to the NAV in accordance with accounting principles generally accepted in the United States of America (GAAP).

(c)	For benchmark descriptions, see page 6.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Market Review
U.S. real estate securities modestly advanced in the six-month period ended June 30, 2023, although the group trailed broader equities by a wide margin. Notably, however, equity markets rose on the strength of just a few sectors, led by technology (which rallied sharply on optimism surrounding advancements in artificial intelligence).
The U.S. economy decelerated in the first half of the year, although growth remained positive, and worries about an impending recession receded. Major central banks continued to aggressively raise short-term lending rates to rein in inflation—in the steepest rate-hiking cycle in more than 40 years. However, with U.S. consumer prices trending lower, the Federal Reserve appeared to be nearing a pause with its rate hikes.
Fund Performance
The Fund had a positive total return in the period and outperformed its blended benchmark on both a NAV and market price basis.
While REITs gained as a group in the period, there was a wide range of returns by property type. Health care landlords outperformed broader REITs, with strength in certain senior housing companies. Senior housing employment showed signs of growth in the period, suggesting an optimistic outlook for staffing, which could lead to more moderate expense growth. Stock selection in health care contributed positively to the Fund’s performance, led by an overweight in Welltower, which rallied amid a recovery in senior living occupancies.
Data center operators were a positive standout, benefiting from continued strength in cloud demand and the early innings of an expected multiyear tailwind from artificial intelligence (AI). The Fund maintained an overweight in the data center sector during the period, which had a positive impact on relative performance.
Residential companies generally performed well, led by single-family homes landlords, which were supported by solid demand and limited inventory. Apartment REITs gained on improving fundamentals as well as signs of early demand recovery on the West Coast. The manufactured home sector trailed as home sales and transient revenues came in weaker than expected. The Fund’s overweight in single-family homes helped performance, although the effect was countered by relatively unfavorable stock selection in the apartment and manufactured homes sectors.
Office companies had a sizable decline, continuing to struggle with weak fundamentals and deteriorating access to capital. The Fund’s underweight in offices aided performance, as did stock selection in the sector.
In the infrastructure sector, which fell in the period, cell tower owners were hindered on a belief that wireless carrier capital expenditure budgets likely peaked in 2022 and as lower forward earnings growth became more fully digested by the market. Our underweight in infrastructure REITs helped performance, although stock selection in the sector offset some of the benefit.
The self storage sector performed well, led by Life Storage, which received competing takeover bids. In April, the company agreed to be acquired by Extra Space Storage. Stock selection in the sector contributed to relative performance, as the Fund had an overweight in Life Storage. Elsewhere of note, our non-allocation to timber REITs hindered performance, as they outperformed on encouraging housing starts data, while stock selection in the industrials sector helped performance.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Preferred securities had a modest gain in the period as measured by the preferreds component of the Fund’s blended benchmark, although they experienced significant volatility. In the U.S., the sudden collapse of Silicon Valley Bank (SVB) and Signature Bank in March raised concerns about contagion risk.
Financial regulators took swift action to mitigate contagion risk within the U.S. banking industry, including the Fed’s establishment of an emergency loan program, accepting as collateral U.S. Treasuries and certain other high-quality securities at their par value. In Europe, struggling Credit Suisse was acquired by rival UBS in March. However, Credit Suisse was an outlier among European banks; other European banks do not face the same vulnerabilities as Credit Suisse. Security selection in banking helped the Fund’s relative performance, in part due to not investing in several issues from Credit Suisse that had substantial declines.
The insurance sector performed well during the period. Property & casualty insurance companies experienced significant premium growth due to the recovering economy, while life insurers benefited from the declining impact of the Covid pandemic. The Fund’s underweight in insurance detracted from relative performance.
Utilities, a capital-intensive sector, benefited from declining long-term interest rates, strong earnings results, and increased investor focus on balance sheet quality. The Fund’s overweight allocation in the sector aided relative performance. However, the positive effect of the overweight was more than offset by adverse security selection in the sector. Real estate also responded favorably to lower rates, as well as the improved economic outlook. The Fund’s security selection in real estate preferreds hindered relative performance.
Telecommunications services performed well, aided by overall operational health in the sector. The Fund’s overweight in the telecommunications services sector contributed to relative performance, as did security selection in the sector.
Impact of Leverage on Fund Performance
The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the six-month period ended June 30, 2023.
Impact of Derivatives on Fund Performance
The Fund engaged in the buying and selling of single stock options with the intention of enhancing current income. These contracts contributed to the Fund’s total return for the six-month period ended June 30, 2023.
In connection with its use of leverage, the Fund pays interest on a portion of its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The Fund’s use of swaps contributed to the Fund’s total return for the six-month period ended June 30, 2023.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

The Fund also used forward foreign currency exchange contracts for managing currency risk on certain Fund positions denominated in foreign currencies. The currency forwards did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2023.
Sincerely,

WILLIAM F. SCAPELL	JASON YABLON
Portfolio Manager	Portfolio Manager

ELAINE ZAHARIS-NIKAS	JERRY DOROST
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER	YIGAL JHIRAD
Portfolio Manager	Portfolio Manager

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com
For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.
Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2023

	1 Year	5 Years	10 Years	Since Inception(a)
Fund at NAV	–0.25%	—	—	–8.52%
Fund at Market Value	–6.90%	—	—	–18.10%
The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance table does not reflect the deduction of brokerage commissions and taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

(a)	Commencement of investment operations is February 24, 2022.
Benchmark Description
The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar denominated investment grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The ICE BofA Core Fixed Rate Preferred Securities Index tracks the performance of fixed-rate US dollar-denominated preferred securities issued in the US domestic market, excluding $1000 par securities. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers. The S&P 500 Index is an unmanaged index of 500 large capitalization stocks that is frequently used as a general measure of U.S. stock market performance. Benchmark returns are shown for comparative purposes only and may not be representative of the Fund’s portfolio.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Our Leverage Strategy
(Unaudited)
Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of June 30, 2023, leverage represented 35% of the Fund’s managed assets.
Through a combination of variable and fixed rate financing, the Fund has locked in interest rates on a significant portion of this additional capital through 2027 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.
Leverage Facts(a)(b)

Leverage (as a % of managed assets)	35%
% Variable Rate Financing	15%
Variable Rate	6.0%
% Fixed Rate Financing(c)	85%
Weighted Average Rate on Fixed Financing	2.9%
Weighted Average Term on Fixed Financing	2.8 years
The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of June 30, 2023. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

June 30, 2023 Top Ten Holdings(a) (Unaudited)

Security	Value	% of Managed Assets

Prologis, Inc.	$24,998,861	6.0
American Tower Corp.	21,164,284	5.1
Digital Realty Trust, Inc.	20,599,425	5.0
Welltower, Inc.	18,996,450	4.6
Simon Property Group, Inc.	17,956,332	4.3
Invitation Homes, Inc.	17,145,201	4.1
Realty Income Corp.	16,082,613	3.9
Crown Castle, Inc.	13,530,831	3.3
Equinix, Inc.	11,185,256	2.7
Mid‑America Apartment Communities, Inc.	11,137,109	2.7

(a)
Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)
(Based on Managed Assets)
(Unaudited)

(b)	Excludes derivative instruments.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS
June 30, 2023 (Unaudited)

		Shares	Value
COMMON STOCK	105.1%
APARTMENT	10.9%
Apartment Income REIT Corp.		86,535	$3,123,048
Camden Property Trust(a)(b)		90,968	9,903,686
Mid‑America Apartment Communities, Inc.(a)		73,338	11,137,109
UDR, Inc.(a)		119,902	5,150,990

			29,314,833

DATA CENTERS	11.9%
Digital Realty Trust, Inc.(a)(b)		180,903	20,599,425
Equinix, Inc.(a)(b)		14,268	11,185,256

			31,784,681

DIVERSIFIED	1.3%
WP Carey, Inc.		52,156	3,523,659

FREE STANDING	8.5%
Realty Income Corp.(a)		268,985	16,082,613
Spirit Realty Capital, Inc.(a)		167,623	6,600,994

			22,683,607

HEALTH CARE	13.3%
Healthcare Realty Trust, Inc., Class A(a)(b)		491,509	9,269,860
Medical Properties Trust, Inc.		448,569	4,153,749
Omega Healthcare Investors, Inc.		101,984	3,129,889
Welltower, Inc.(a)		234,843	18,996,450

			35,549,948

HOTEL	0.7%
Xenia Hotels & Resorts, Inc.(b)		156,900	1,931,439

INDUSTRIALS	13.9%
Americold Realty Trust, Inc.(a)		288,431	9,316,322
EastGroup Properties, Inc.		16,327	2,834,367
Prologis, Inc.(a)		203,856	24,998,861

			37,149,550

INFRASTRUCTURE	12.9%
American Tower Corp.(a)(b)		109,128	21,164,284
Crown Castle, Inc.(a)		118,754	13,530,831

			34,695,115

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
MANUFACTURED HOME	3.1%
Sun Communities, Inc.(b)		63,564	$8,292,559

OFFICE	2.8%
Cousins Properties, Inc.(a)		112,583	2,566,892
Highwoods Properties, Inc.(a)		208,526	4,985,857

			7,552,749

REGIONAL MALL	6.7%
Simon Property Group, Inc.(a)		155,493	17,956,332

SELF STORAGE	4.6%
Extra Space Storage, Inc.(a)		46,891	6,979,725
Public Storage(a)		18,642	5,441,227

			12,420,952

SHOPPING CENTER	5.3%
Kimco Realty Corp.(a)		298,477	5,885,966
Kite Realty Group Trust(a)(b)		366,778	8,193,821

			14,079,787

SINGLE FAMILY HOMES	6.4%
Invitation Homes, Inc.(a)		498,407	17,145,201

SPECIALTY	2.8%
Gaming and Leisure Properties, Inc.(a)		27,063	1,311,473
Lamar Advertising Co., Class A		28,576	2,836,168
VICI Properties, Inc., Class A(a)		106,617	3,350,972

			7,498,613

TOTAL COMMON STOCK (Identified cost—$301,542,484)			281,579,025

EXCHANGE-TRADED FUNDS—CORPORATES	0.9%
Vanguard Short-Term Corporate Bond ETF(b)		30,000	2,269,800

TOTAL EXCHANGE-TRADED FUNDS (Identified cost—$2,215,550)			2,269,800

PREFERRED SECURITIES—EXCHANGE-TRADED	8.1%
BANKING	3.3%
Bank of America Corp., 6.00%, Series GG(a)(c)		33,000	824,340
Bank of America Corp., 5.875%, Series HH(a)(c)		41,000	1,011,470
Bank of America Corp., 5.375%, Series KK(a)(c)		5,931	136,413

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
Citigroup, Inc., 7.125% to 9/30/23, Series J(a)(c)(d)		18,953	$482,164
Citigroup, Inc., 6.875% to 11/15/23, Series K(a)(c)(d)		24,438	619,015
Dime Community Bancshares, Inc., 5.50%(c)		14,356	234,864
JPMorgan Chase & Co., 5.75%, Series DD(a)(c)		13,000	326,820
Morgan Stanley, 6.875% to 1/15/24, Series F(a)(c)		25,000	633,000
Morgan Stanley, 7.125% to 10/15/23, Series E(a)(c)		14,559	366,013
Morgan Stanley, 5.85% to 4/15/27, Series K(a)(c)		38,838	913,082
Morgan Stanley, 6.375% to 10/15/24, Series I(a)(c)		91,254	2,239,373
Wells Fargo & Co., 6.625% to 3/15/24, Series R(a)(c)		38,652	974,417

			8,760,971

CONSUMER STAPLE PRODUCTS	0.5%
CHS, Inc., 7.875%(c)		14,862	387,155
CHS, Inc., 7.50%, Series 4(c)		34,342	902,851

			1,290,006

FINANCIAL SERVICES	0.5%
Oaktree Capital Group LLC, 6.625%, Series A(a)(c)		38,000	852,340
Oaktree Capital Group LLC, 6.55%, Series B(a)(c)		19,994	446,466

			1,298,806

INDUSTRIAL SERVICES	0.4%
WESCO International, Inc., 10.625% to 6/22/25, Series A(a)(c)(d)		37,000	988,640

INSURANCE	0.9%
Allstate Corp./The, 7.375%, Series J(c)		25,067	670,041
Athene Holding Ltd., 6.375% to 6/30/25, Series C(a)(c)(d)		32,110	750,411
Athene Holding Ltd., 4.875%, Series D(a)(c)		24,721	402,952
Kemper Corp., 5.875% to 3/15/27, due 3/15/62(a)(d)		3,688	64,540
RenaissanceRe Holdings Ltd., 5.75%, Series F (Bermuda)(c)		10,114	230,094
W R Berkley Corp., 4.125%, due 3/30/61		15,369	295,392

			2,413,430

PIPELINE	0.5%
Energy Transfer LP, 7.60% to 5/15/24, Series E(a)(c)(d)		60,500	1,474,990

REAL ESTATE	0.3%
DigitalBridge Group, Inc., 7.15%, Series I(c)		16,976	357,345

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
DigitalBridge Group, Inc., 7.125%, Series J(c)		14,993	$321,450
Rexford Industrial Realty, Inc., 5.875%, Series B(a)(c)		3,039	69,410

			748,205

TELECOMMUNICATIONS	1.2%
AT&T, Inc., 5.00%, Series A(a)(c)		71,000	1,584,720
AT&T, Inc., 4.75%, Series C(a)(c)		76,741	1,617,700
Telephone and Data Systems, Inc., 6.625%, Series UU(a)(c)		6,765	102,152

			3,304,572

UTILITIES	0.5%
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19‑A (Canada)(a)(d)		25,000	596,750
Duke Energy Corp., 5.75%, Series A(a)(c)		7,866	195,077
NiSource, Inc., 6.50% to 3/15/24, Series B(a)(c)(d)		22,589	569,017

			1,360,844

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED (Identified cost—$23,019,918)			21,640,464

		Principal Amount
PREFERRED SECURITIES—OVER‑THE‑COUNTER	33.5%
BANKING	23.3%
Banco Santander SA, 7.50% to 2/8/24 (Spain)(c)(d)(e)(f)		$1,200,000	1,148,226
Bank of America Corp., 6.10% to 3/17/25, Series AA(a)(c)(d)		875,000	869,750
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(c)(d)		678,000	664,203
Bank of America Corp., 6.25% to 9/5/24, Series X(a)(b)(c)(d)		1,029,000	1,018,710
Bank of America Corp., 6.30% to 3/10/26, Series DD(a)(c)(d)		1,310,000	1,312,947
Bank of America Corp., 6.50% to 10/23/24, Series Z(a)(c)(d)		975,000	974,727
Bank of Nova Scotia/The, 4.90% to 6/4/25 (Canada)(a)(c)(d)		1,275,000	1,206,877
Bank of Nova Scotia/The, 8.625% to 10/27/27, due 10/27/82 (Canada)(d)		200,000	208,428
Barclays PLC, 6.125% to 12/15/25 (United Kingdom)(a)(c)(d)(f)		1,000,000	877,750
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(c)(d)(f)		800,000	924,001
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a)(c)(d)(f)		2,000,000	1,894,800
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(d)(f)		1,000,000	895,900

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

	Principal Amount	Value
BNP Paribas SA, 6.625% to 3/25/24 (France)(a)(c)(d)(f)(g)	$1,000,000	$964,126
BNP Paribas SA, 7.375% to 8/19/25 (France)(a)(c)(d)(f)(g)	2,000,000	1,944,146
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(d)(f)(g)	400,000	388,160
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(d)(f)(g)	600,000	619,868
Charles Schwab Corp./The, 4.00% to 12/1/30, Series H(a)(c)(d)	1,400,000	1,023,400
Charles Schwab Corp./The, 5.375% to 6/1/25, Series G(a)(c)(d)	2,800,000	2,690,016
Charles Schwab Corp./The, 4.00% to 6/1/26, Series I(a)(c)(d)	737,000	599,918
Citigroup, Inc., 5.95% to 5/15/25, Series P(a)(c)(d)	1,923,000	1,846,615
Citigroup, Inc., 6.25% to 8/15/26, Series T(a)(c)(d)	1,475,000	1,455,132
Citigroup, Inc., 9.341% (3 Month US LIBOR + 4.068%), due 10/30/23, Series 0(a)(c)(h)	1,839,000	1,850,034
Citigroup, Inc., 9.551% (3 Month US LIBOR + 4.23%), due 8/15/23(c)(h)	350,000	352,100
Citizens Financial Group, Inc., 5.65% to 10/6/25, Series F(a)(c)(d)	750,000	659,856
Commerzbank AG, 7.00% to 4/9/25 (Germany)(c)(d)(e)(f)	400,000	365,851
Credit Agricole SA, 6.875% to 9/23/24 (France)(a)(c)(d)(f)(g)	1,400,000	1,352,624
Credit Agricole SA, 7.875% to 1/23/24 (France)(a)(c)(d)(f)(g)	2,600,000	2,578,196
Credit Agricole SA, 8.125% to 12/23/25 (France)(a)(c)(d)(f)(g)	1,200,000	1,206,750
Credit Suisse Group AG, 6.375% to 8/21/26, Claim (Switzerland)(c)(d)(f)(g)(i)(j)	400,000	16,932
Credit Suisse Group AG, 7.25% to 9/12/25, Claim (Switzerland)(c)(d)(f)(g)(i)(j)	400,000	16,932
Deutsche Bank AG/NewYork, 7.50% to 4/30/25 (Germany)(c)(d)(f)	800,000	709,920
Goldman Sachs Group, Inc./The, 4.95% to 2/10/25, Series R(a)(c)(d)	614,000	580,371
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a)(c)(d)	1,250,000	1,221,787
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a)(c)(d)(f)	600,000	575,415

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a)(c)(d)(f)		$1,000,000	$934,100
ING Groep N.V., 6.75% to 4/16/24 (Netherlands)(c)(d)(e)(f)		1,000,000	956,250
Intesa Sanpaolo SpA, 7.70% to 9/17/25 (Italy)(a)(c)(d)(f)(g)		600,000	564,750
JPMorgan Chase & Co., 3.65% to 6/1/26, Series KK(c)(d)		509,000	449,269
JPMorgan Chase & Co., 4.60% to 2/1/25, Series HH(c)(d)		83,000	77,605
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a)(c)(d)		975,000	973,367
JPMorgan Chase & Co., 6.125% to 4/30/24, Series U(a)(c)(d)		466,000	465,070
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a)(c)(d)		784,000	786,528
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a)(c)(d)(f)		1,800,000	1,721,070
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a)(c)(d)(f)		2,000,000	1,875,300
Natwest Group PLC, 6.00% to 12/29/25 (United Kingdom)(a)(c)(d)(f)		2,800,000	2,597,000
Natwest Group PLC, 8.00% to 8/10/25 (United Kingdom)(a)(c)(d)(f)		2,600,000	2,533,258
PNC Financial Services Group, Inc./The, 6.00% to 5/15/27, Series U(a)(c)(d)		321,000	289,702
PNC Financial Services Group, Inc./The, 6.20% to 9/15/27, Series V(a)(c)(d)		841,000	786,041
PNC Financial Services Group, Inc./The, 8.977% (3 Month US LIBOR + 3.678%), due 8/1/23, Series O(a)(c)(h)		2,000,000	2,004,446
Societe Generale SA, 8.00% to 9/29/25 (France)(c)(d)(f)(g)		400,000	375,744
Societe Generale SA, 9.375% to 11/22/27 (France)(c)(d)(f)(g)		400,000	392,000
Toronto-Dominion Bank/The, 8.125% to 10/31/27, due 10/31/82 (Canada)(d)		200,000	203,676
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(c)(d)(e)(f)		2,000,000	1,836,062
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(c)(d)(e)(f)		2,000,000	1,908,306
UniCredit SpA, 8.00% to 6/3/24 (Italy)(c)(d)(e)(f)		600,000	588,534
Wells Fargo & Co., 3.90% to 3/15/26, Series BB(a)(c)(d)		1,350,000	1,189,384
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a)(c)(h)		3,971,000	3,901,103

			62,423,033

ENERGY	0.4%
BP Capital Markets PLC, 4.375% to 6/22/25 (United Kingdom)(a)(c)(d)		1,000,000	961,750

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
FINANCIAL SERVICES	0.1%
Ares Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(d)(g)		$225,000	$164,542

INSURANCE	4.2%
Aegon NV, 5.50% to 4/11/28, due 4/11/48 (Netherlands)(a)(d)		500,000	476,030
Argentum Netherlands BV for Swiss Re Ltd., 5.625% to 8/15/27, due 8/15/52 (Switzerland)(d)(e)		400,000	377,966
Argentum Netherlands BV for Zurich Insurance Co. Ltd., 5.125% to 6/1/28, due 6/1/48 (Switzerland)(d)(e)		200,000	190,527
CNP Assurances, 5.25% to 1/18/33, due 7/18/53, Series EMTN (France)(d)(e)		500,000	523,622
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(d)		695,000	667,379
Dai‑ichi Life Insurance Co., Ltd./The, 5.10% to 10/28/24 (Japan)(a)(c)(d)(g)		2,000,000	1,950,030
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(c)(d)(e)		1,500,000	1,493,385
Global Atlantic Fin Co., 4.70% to 7/15/26, due 10/15/51(a)(d)(g)		638,000	453,504
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(d)(e)		300,000	249,603
Markel Group, Inc., 6.00% to 6/1/25(a)(c)(d)		390,000	376,828
MetLife, Inc., 10.75%, due 8/1/39(a)		500,000	646,632
Phoenix Group Holdings PLC, 4.75% to 6/4/26, due 9/4/31 (United Kingdom)(d)(e)		600,000	548,723
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(d)		1,050,000	1,039,584
Prudential Financial, Inc., 5.125% to 11/28/31, due 3/1/52(d)		496,000	449,158
QBE Insurance Group Ltd., 5.875% to 5/12/25 (Australia)(c)(d)(g)		200,000	190,841
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(d)(e)		200,000	190,862
QBE Insurance Group Ltd., 7.50% to 11/24/23, due 11/24/43 (Australia)(d)(g)		500,000	500,529
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a)(c)(d)		1,000,000	969,336

			11,294,539

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
PIPELINE	1.5%
Enbridge, Inc., 7.375% to 10/15/27, due 1/15/83 (Canada)(a)(d)		$800,000	$786,487
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)(d)		2,191,000	1,863,274
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)(d)		880,000	742,667
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16‑A (Canada)(a)(d)		576,000	544,752

			3,937,180

REAL ESTATE	0.4%
Scentre Group Trust 2, 4.75% to 6/24/26, due 9/24/80 (Australia)(a)(d)(g)		1,300,000	1,165,450

TELECOMMUNICATIONS	0.8%
Vodafone Group PLC, 6.25% to 7/3/24, due 10/3/78 (United Kingdom)(d)(e)		1,183,000	1,172,211
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(a)(d)		550,000	564,949
Vodafone Group PLC, 6.50% to 5/30/29, due 8/30/84 (United Kingdom)(d)(e)		400,000	439,449

			2,176,609

UTILITIES	2.8%
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)(d)		2,075,000	1,652,447
Dominion Energy, Inc., 4.65% to 12/15/24, Series B(a)(c)(d)		1,050,000	949,305
Duke Energy Corp., 4.875% to 9/16/24(a)(c)(d)		798,000	768,394
Edison International, 5.375% to 3/15/26, Series A(a)(c)(d)		1,300,000	1,139,320
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16‑A (Canada)(b)(d)		1,200,000	1,164,876
Sempra, 4.125% to 1/1/27, due 4/1/52(d)		1,175,000	952,098
Southern Co./The, 4.00% to 10/15/25, due 1/15/51, Series B(a)(d)		1,000,000	927,320

			7,553,760

TOTAL PREFERRED SECURITIES—OVER‑THE‑COUNTER (Identified cost—$95,861,472)			89,676,863

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Principal Amount	Value
CORPORATE BONDS	3.8%
REAL ESTATE	3.2%
American Tower Corp., 5.55%, due 7/15/33		$500,000	$503,895
American Tower Corp., 5.65%, due 3/15/33(a)		850,000	862,744
Boston Properties LP, 6.75%, due 12/1/27(a)		485,000	490,996
Digital Realty Trust LP, 5.55%, due 1/15/28(a)		1,070,000	1,055,313
Kimco Realty OP LLC, 4.25%, due 4/1/45		400,000	310,539
Realty Income Corp., 5.625%, due 10/13/32(b)		715,000	723,205
Retail Opportunity Investments Partnership LP, 4.00%, due 12/15/24		1,000,000	958,469
Simon Property Group LP, 5.50%, due 3/8/33(a)		585,000	581,297
Simon Property Group LP, 5.85%, due 3/8/53		415,000	412,840
Spirit Realty LP, 3.40%, due 1/15/30(a)		350,000	297,687
Spirit Realty LP, 2.10%, due 3/15/28(a)		500,000	419,630
VICI Properties LP/VICI Note Co., Inc., 5.75%, due 2/1/27(a)(g)		600,000	587,826
VICI Properties LP/VICI Note Co., Inc., 5.625%, due 5/1/24(a)(g)		600,000	596,841
Welltower OP LLC, 4.50%, due 1/15/24(a)		728,000	720,078

			8,521,360

UTILITIES	0.6%
Enel Finance America LLC, 7.10%, due 10/14/27 (Italy)(g)		200,000	210,298
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(g)		200,000	221,878
NextEra Energy Capital Holdings, Inc., 6.051%, due 3/1/25(a)		465,000	466,956
Southern California Edison Co., 5.85%, due 11/1/27(a)		750,000	767,545

			1,666,677

TOTAL CORPORATE BONDS (Identified cost—$10,094,790)			10,188,037

		Shares
SHORT-TERM INVESTMENTS	4.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 5.02%(k)		6,596,530	6,596,530

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.03%(k)		6,026,558	$6,026,558

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$12,623,088)			12,623,088

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$445,357,302)	156.1%		417,977,277
WRITTEN OPTION CONTRACTS (Premiums received—$1,052,197)	(0.4)		(1,138,046)
LIABILITIES IN EXCESS OF OTHER ASSETS	(55.7)		(149,040,825)

NET ASSETS (Equivalent to $15.98 per share based on 16,755,000 shares of common stock outstanding)	100.0%		$267,798,406

Exchange-Traded Option Contracts
Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(I)	Premiums Received	Value
Call—iShares U.S. Real Estate ETF	$ 87.00	7/21/23	(1,000)	$(8,654,000)	$(102,977)	$(112,000)
Call—iShares U.S. Real Estate ETF	88.00	7/21/23	(6,000)	(51,924,000)	(490,800)	(414,000)
			(7,000)	$(60,578,000)	$(593,777)	$(526,000)

Over‑the‑Counter Option Contracts
Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—American Tower Corp.	Goldman Sachs International	$197.88	7/21/23	(4,104)	$(795,930)	$(19,178)	$(12,741)
Call—Crown Castle, Inc.	Goldman Sachs International	116.79	7/21/23	(8,012)	(912,887)	(21,653)	(13,011)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	96.68	7/21/23	(10,270)	(1,169,445)	(23,020)	(180,991)
Call—Equinix, Inc.	Goldman Sachs International	739.72	7/21/23	(841)	(659,294)	(17,100)	(41,466)
Call—Extra Space Storage, Inc.	Goldman Sachs International	151.85	7/21/23	(2,251)	(335,061)	(7,934)	(3,560)
Call—Invitation Homes, Inc.	Goldman Sachs International	35.13	7/21/23	(35,249)	(1,212,566)	(22,457)	(13,007)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

Over‑the‑Counter Option Contracts—(Continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount(l)	Premiums Received	Value
Call—Kimco Realty Corp.	Goldman Sachs International	$19.04	7/21/23	(9,806)	$(193,374)	$(4,275)	$(8,967)
Call—Mid‑America Apartment Communities, Inc.	Goldman Sachs International	152.57	7/21/23	(4,882)	(741,381)	(16,783)	(11,117)
Call—Prologis, Inc.	Goldman Sachs International	126.86	7/21/23	(17,157)	(2,103,963)	(56,584)	(16,606)
Call—Public Storage	Goldman Sachs International	288.35	7/21/23	(975)	(284,583)	(7,306)	(7,690)
Call—Realty Income Corp.	Goldman Sachs International	61.14	7/21/23	(7,537)	(450,637)	(8,046)	(1,810)
Call—Simon Property Group, Inc.	Goldman Sachs International	109.23	7/21/23	(7,715)	(890,928)	(17,720)	(55,454)
Call—VICI Properties, Inc.	Goldman Sachs International	32.10	7/21/23	(6,335)	(199,109)	(4,324)	(1,488)
Call—Welltower, Inc.	Goldman Sachs International	78.18	7/21/23	(14,199)	(1,148,557)	(35,321)	(50,040)
Call—American Tower Corp.	Goldman Sachs International	202.53	8/18/23	(3,790)	(735,033)	(16,705)	(14,763)
Call—Crown Castle, Inc.	Goldman Sachs International	119.88	8/18/23	(6,579)	(749,611)	(17,222)	(13,301)
Call—Digital Realty Trust, Inc.	Goldman Sachs International	113.17	8/18/23	(7,128)	(811,665)	(18,846)	(40,001)
Call—Equinix, Inc.	Goldman Sachs International	795.74	8/18/23	(643)	(504,073)	(16,349)	(14,547)
Call—Gaming & Leisure Properties, Inc.	Goldman Sachs International	50.63	8/18/23	(1,640)	(79,474)	(1,602)	(309)
Call—Kimco Realty Corp.	Goldman Sachs International	20.44	8/18/23	(10,138)	(199,921)	(3,979)	(4,131)
Call—Prologis, Inc.	Goldman Sachs International	127.41	8/18/23	(13,248)	(1,624,602)	(37,256)	(30,112)
Call—Public Storage	Goldman Sachs International	294.85	8/18/23	(857)	(250,141)	(5,854)	(6,944)
Call—Realty Income Corp.	Goldman Sachs International	62.37	8/18/23	(14,289)	(854,339)	(14,100)	(5,687)
Call—Simon Property Group, Inc.	Goldman Sachs International	118.09	8/18/23	(7,468)	(862,405)	(18,211)	(22,779)
Call—VICI Properties, Inc.	Goldman Sachs International	32.70	8/18/23	(5,950)	(187,009)	(4,075)	(1,834)
Call—Welltower, Inc.	Goldman Sachs International	81.54	8/18/23	(16,103)	(1,302,572)	(42,520)	(39,690)
				(217,166)	$(19,258,560)	$(458,420)	$(612,046)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate Receivable (resets monthly)(m)	Floating Payment Frequency	Maturity Date	Value	Upfront Receipts (Payments)	Unrealized Appreciation (Depreciation)
$37,000,000	2.201%	Monthly	5.060%	Monthly	10/1/25	$1,996,157	$ —	$1,996,157
14,500,000	2.360%	Monthly	5.060%	Monthly	12/18/25	743,285	—	743,285
37,000,000	1.957%	Monthly	5.060%	Monthly	3/1/26	2,404,167	—	2,404,167
37,000,000	1.557%	Monthly	5.060%	Monthly	3/1/27	3,331,636	—	3,331,636

						$8,475,245	$ —	$8,475,245

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	885,646	USD	945,870	7/5/23	$(20,547)
Brown Brothers Harriman	GBP	1,140,479	USD	1,414,319	7/5/23	(34,088)
Brown Brothers Harriman	GBP	500,000	USD	615,894	7/5/23	(19,106)
Brown Brothers Harriman	USD	898,547	GBP	700,000	7/5/23	(9,547)
Brown Brothers Harriman	USD	967,090	EUR	885,646	7/5/23	(673)
Brown Brothers Harriman	USD	941,060	GBP	740,479	7/5/23	(652)
Brown Brothers Harriman	USD	254,025	GBP	200,000	7/5/23	(25)
Brown Brothers Harriman	EUR	895,393	USD	978,996	8/2/23	604
Brown Brothers Harriman	GBP	727,276	USD	924,390	8/2/23	565
						$(83,469)

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
ETF	Exchange-Traded Fund
EUR	Euro Currency
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
OIS	Overnight Indexed Swap
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

SCHEDULE OF INVESTMENTS—(Continued)
June 30, 2023 (Unaudited)

Note: Percentages indicated are based on the net assets of the Fund.
(a)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $295,522,818 in aggregate has been pledged as collateral.
(b)	All or a portion of the security is pledged in connection with written option contracts. $38,653,671 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Security converts to floating rate after the indicated fixed-rate coupon period.
(e)
Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $11,989,577 which represents 4.5% of the net assets of the Fund, of which 0.0% are illiquid.

(f)
Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $32,761,971 which represents 12.2% of the net assets of the Fund (7.9% of the managed assets of the Fund).

(g)
Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $16,461,967 which represents 6.2% of the net assets of the Fund, of which 0.0% are illiquid.

(h)	Variable rate. Rate shown is in effect at June 30, 2023.
(i)	Security is in default.
(j)	Non‑income producing security.
(k)	Rate quoted represents the annualized seven‑day yield.
(l)	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
(m)	Based on 1-Month USD‑SOFR‑OIS. Represents rate in effect at June 30, 2023.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2023 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$445,357,302)	$417,977,277
Cash collateral pledged for interest rate swap contracts	2,596,072
Cash collateral pledged for over‑the‑counter option contracts	420,000
Foreign currency, at value (Identified cost—$34,741)	34,669
Receivable for:
Investment securities sold	25,223,509
Dividends and interest	2,232,566
Variation margin on interest rate swap contracts	25,531
Unrealized appreciation on forward foreign currency exchange contracts	1,169
Other assets	22,606

Total Assets	448,533,399

LIABILITIES:
Written option contracts, at value (Premiums received—$1,052,197)	1,138,046
Unrealized depreciation on forward foreign currency exchange contracts	84,638
Payable for:
Credit agreement	147,000,000
Investment securities purchased	30,881,962
Interest expense	754,069
Investment management fees	335,184
Dividends and distributions declared	190,737
Administration fees	20,111
Other liabilities	330,246

Total Liabilities	180,734,993

NET ASSETS	$267,798,406

NET ASSETS consist of:
Paid‑in capital	$324,352,642
Total distributable earnings/(accumulated loss)	(56,554,236)

$267,798,406

NET ASSET VALUE PER SHARE:
($267,798,406 ÷ 16,755,000 shares outstanding)	$15.98

MARKET PRICE PER SHARE	$13.78

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(13.77)%

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:
Dividend income	$5,573,171
Interest income (net of $6,240 of foreign withholding tax)	2,814,407

Total Investment Income	8,387,578

Expenses:
Interest expense	4,157,732
Investment management fees	2,042,829
Administration fees	158,085
Professional fees	71,156
Shareholder reporting expenses	49,589
Custodian fees and expenses	22,771
Transfer agent fees and expenses	12,751
Trustees’ fees and expenses	3,809
Miscellaneous	22,560

Total Expenses	6,541,282

Net Investment Income (Loss)	1,846,296

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	(19,744,368)
Written option contracts	3,126,478
Interest rate swap contracts	1,666,898
Forward foreign currency exchange contracts	(34,368)
Foreign currency transactions	4,848

Net realized gain (loss)	(14,980,512)

Net change in unrealized appreciation (depreciation) on:
Investments in securities	31,165,161
Written option contracts	(643,076)
Interest rate swap contracts	475,737
Forward foreign currency exchange contracts	(66,410)
Foreign currency translations	440

Net change in unrealized appreciation (depreciation)	30,931,852

Net Realized and Unrealized Gain (Loss)	15,951,340

Net Increase (Decrease) in Net Assets Resulting from Operations	17,797,636

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Month Ended June 30, 2023	For the Period February 24, 2022(a) through December 31, 2022
Change in Net Assets:
From Operations:
Net investment income (loss)	$1,846,296	$5,755,044
Net realized gain (loss)	(14,980,512)	(14,710,246)
Net change in unrealized appreciation (depreciation)	30,931,852	(50,006,228)

Net increase (decrease) in net assets resulting from operations	17,797,636	(58,961,430)

Distributions to shareholders	(10,455,120)	(6,149,815)
Tax return of capital to shareholders	—	(9,532,865)

Total Distributions	(10,455,120)	(15,682,680)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	—	335,000,000

Total increase (decrease) in net assets	7,342,516	260,355,890
Net Assets:
Beginning of period	260,455,890	100,000

End of period	$267,798,406	$260,455,890

(a)	Commencement of investment operations.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CASH FLOWS
For the Six Months Ended June 30, 2023 (Unaudited)

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$17,797,636
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(115,009,009)
Proceeds from sales and maturities of long-term investments	113,738,258
Net purchases, sales and maturities of short-term investments	3,751,807
Net amortization of premium on investments in securities	474,801
Net decrease in dividends and interest receivable and other assets	372,219
Net increase in interest expense payable, accrued expenses and other liabilities	122,145
Net decrease in payable for variation margin on interest rate swap contracts	(18,329)
Net decrease in premiums received from written option contracts	(12,336)
Net change in unrealized depreciation on written option contracts	643,076
Net change in unrealized appreciation on investments in securities	(31,165,161)
Net change in unrealized depreciation on forward foreign currency exchange contracts	66,410
Net realized loss on investments in securities	19,744,368

Cash provided by operating activities	10,505,885

Cash Flows from Financing Activities:
Dividends and distributions paid	(10,495,179)

Increase (decrease) in cash and restricted cash	10,706
Cash and restricted cash at beginning of period (including foreign currency)	3,040,035

Cash and restricted cash at end of period (including foreign currency)	$3,050,741

Supplemental Disclosure of Cash Flow Information:
For the six months ended June 30, 2023, interest paid was $4,051,239.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

STATEMENT OF CASH FLOWS—(Continued)
For the Six Months Ended June 30, 2023 (Unaudited)
The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Restricted cash	$3,016,072
Foreign currency	34,669

Total cash and restricted cash shown on the Statement of Cash Flows	$3,050,741

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts and cash collateral pledged for over‑the‑counter option contracts.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

Per Share Operating Data:	For the Six Months Ended June 30, 2023		For the Period February 24, 2022(a) through December 31, 2022
Net asset value, beginning of period	$15.54		$20.00

Income (loss) from investment operations:

Net investment income (loss)(b)	0.11		0.40
Net realized and unrealized gain (loss)	0.95		(3.92)

Total from investment operations	1.06		(3.52)

Less dividends and distributions to shareholders from:

Net investment income	(0.62)		(0.27)
Tax return of capital	—		(0.67)

Total dividends and distributions to shareholders	(0.62)		(0.94)

Net increase (decrease) in net asset value	0.44		(4.46)

Net asset value, end of period	$15.98		$15.54

Market value, end of period	$13.78		$13.48

Total net asset value return(c)	7.50	%(d)	–17.52	%(d)

Total market value return(c)	6.87	%(d)	–28.46	%(d)

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$267.8		$260.5

Ratios to average daily net assets:

Expenses	4.98	%(e)	3.14	%(e)

Ratio of expenses to average daily net assets (excluding interest expense)	1.81	%(e)	1.74	%(e)

Ratio of net investment income (loss) to average daily net assets	1.41	%(e)	2.32	%(e)

Ratio of expenses to average daily managed assets(f)	3.20	%(e)	2.13	%(e)

Portfolio turnover rate	34	%(d)	38	%(d)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

Revolving Credit Agreement	For the Six Months Ended June 30, 2023	For the Period February 24, 2022(a) through December 31, 2022

Asset coverage ratio for revolving credit agreement	282%	277%

Asset coverage per $1,000 for revolving credit agreement	$2,822	$2,772

Amount of loan outstanding (in millions)	$147.0	$147.0

(a)	Commencement of investment operations.
(b)	Calculation based on average shares outstanding.
(c)
Total net asset value return measures the change in net asset value per share over the year indicated. Total market value return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(d)	Not annualized.
(e)	Ratios for periods less than one year are annualized.
(f)	Average daily managed assets represent net assets plus the outstanding balance of the credit agreement.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)
Note 1. Organization and Significant Accounting Policies
Cohen & Steers Real Estate Opportunities and Income Fund, a Maryland statutory trust (the Fund), was organized on April 26, 2021, and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non‑diversified, closed‑end management statutory trust. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation. The Fund had no assets until January 6, 2022 when it sold 5,000 shares for $100,000 to Cohen & Steers Capital Management, Inc. (the investment manager). Investment operations commenced on February 24, 2022.
The Fund has a limited term and intends to terminate as of the first business day following the twelfth anniversary of the effective date of the Fund’s initial registration statement, which the Fund expects to occur on or about February 23, 2034 (the Dissolution Date); provided that the Fund’s Board of Trustees may, by a vote of the majority of the Board of Trustees and seventy-five percent (75%) of the members of the Board of Trustees of who either (i) have been a member of the Board of Trustees for a period of at least thirty‑six months (or since the commencement of the Fund’s operations, if less than thirty‑six months) or (ii) were nominated to serve as a member of the Board of Trustees by a majority of the Continuing Trustees then members of the Board of Trustees (a Board Action Vote), without shareholder approval, extend the Dissolution Date (i) once for up to one year, and (ii) once for up to an additional one year, to a date up to and including two years after the initial Dissolution Date, which later date shall then become the Dissolution Date.
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued based upon prices provided by a third-party pricing service. Over‑the‑counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.
Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non‑U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Trustees.
Readily marketable securities traded in the over‑the‑counter (OTC) market, including listed securities whose primary market is believed by the investment manager to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities.
Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Trustees, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.
Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open‑end mutual funds are valued at net asset value (NAV).
The Board of Trustees has designated the investment manager as the Fund’s “Valuation Designee” under Rule 2a‑5 under the 1940 Act. As Valuation Designee, the investment manager is authorized to make fair valuation determinations, subject to the oversight of the Board of Trustees. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Trustees. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.
Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Trustees. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.
For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.
The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.
Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following is a summary of the inputs used as of June 30, 2023 in valuing the Fund’s investments carried at value:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock	$281,579,025	$—	$—	$281,579,025
Exchange-Traded Funds	2,269,800	—	—	2,269,800
Preferred Securities— Exchange-Traded	21,640,464	—	—	21,640,464
Preferred Securities— Over‑the‑Counter	—	89,676,863	—	89,676,863
Corporate Bonds	—	10,188,037	—	10,188,037
Short-Term Investments	—	12,623,088	—	12,623,088

Total Investments in Securities[a]	$305,489,289	$112,487,988	$—	$417,977,277

Forward Foreign Currency Exchange Contracts	$—	$1,169	$—	$1,169
Interest Rate Swap Contracts	—	8,475,245	—	8,475,245

Total Derivative Assets(a)	$—	$8,476,414	$—	$8,476,414

Forward Foreign Currency Exchange Contracts	$—	$(84,638)	$—	$(84,638)
Written Option Contracts	(526,000)	(612,046)	—	(1,138,046)

Total Derivative Liabilities(a)	$(526,000)	$(696,684)	$—	$(1,222,684)

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex‑dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex‑dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any), currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.
Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non‑U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.
Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.
Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.
When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked‑to‑market to reflect the current market value of the option written. When an option

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investments. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.
Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.
Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement, the accruals for which would begin at a specific date in the future (the effective date). The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked‑to‑market daily and changes in the value are recorded as unrealized appreciation (depreciation).
Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex‑dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s Reinvestment Plan, unless the shareholder has elected to have them paid in cash.
Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2023, the investment manager considers it likely that a portion of the dividends will be reclassified to distributions from tax return of capital upon the final determination of the Fund’s taxable income after December 31, 2023, the Fund’s fiscal year end.
Distributions Subsequent to June 30, 2023: The following distributions have been declared by the Fund’s Board of Trustees and are payable subsequent to the period end of this report.

Ex‑Date	Record Date	Payable Date	Amount
7/11/23	7/12/23	7/31/23	$0.110
8/15/23	8/16/23	8/31/23	$0.110
9/12/23	9/13/23	9/29/23	$0.110
Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividends and interest income from holdings in non‑U.S. securities are recorded net of non‑U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non‑U.S. jurisdictions in which it trades for the current tax year and has concluded that as of June 30, 2023, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the current tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates
Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day‑to‑day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Trustees.
For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 1.00% of the average daily managed assets of the Fund. Managed assets are equal to the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund, if any.
Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the six months ended June 30, 2023, the Fund incurred $122,570 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co‑administrator under a fund accounting and administration agreement.
Trustees’ and Officers’ Fees: Certain trustees and officers of the Fund are also trustees, officers and/or employees of the investment manager. The Fund does not pay compensation to trustees and officers affiliated with the investment manager except for the Chief Compliance Officer, who received compensation from the investment manager, which was reimbursed by the Fund, in the amount of $1,208 for the six months ended June 30, 2023.
Note 3. Purchases and Sales of Securities
Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2023, totaled $144,567,270 and $133,654,959, respectively.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments
The following tables present the value of derivatives held at June 30, 2023 and the effect of derivatives held during the six months ended June 30, 2023, along with the respective location in the financial statements.
Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Equity Risk:
Written Option Contracts— Exchange-Traded(a)	—	$—		Written option contracts, at value	$526,000
Written Option Contracts— Over‑the‑Counter	—	—		Written option contracts, at value	612,046

Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(b)	Unrealized appreciation	1,169		Unrealized depreciation	84,638

Interest Rate Risk:
Interest Rate Swap Contracts[a]	Receivable for variation margin on interest rate swap contracts	8,475,245	(c)	—	—

(a)	Not subject to a master netting agreement or another similar arrangement.
(b)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(c)
Amount represents the cumulative net appreciation on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Purchased Option Contracts(a)	Net Realized and Unrealized Gain (Loss)	$(34,287)	$—
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,126,478	(643,076)

Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	(34,368)	(66,410)
Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	1,666,898	475,737

(a)	Purchased option contracts are included in net realized gain (loss) and change in unrealized appreciation (depreciation) on investments in securities.
At June 30, 2023, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over‑the‑Counter	$—	$612,046

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received and pledged by the Fund, if any, as of June 30, 2023:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Received(a)	Net Amount of Derivative Liabilities(b)
Goldman Sachs International	$612,046	$—	$(420,000)	$192,046

(a)	Collateral received or pledged is limited to the net derivative asset or net derivative liability amounts. Actual collateral amounts received or pledged may be higher than amounts above.
(b)	Net amount represents the net receivable from the counterparty or net payable due to the counterparty in the event of default.
The following summarizes the volume of the Fund’s option contracts, interest rate swap contracts, and forward foreign currency exchange contracts activity for the six months ended June 30, 2023:

	Purchased Option Contracts(a)(b)	Written Option Contracts(b)	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$1,177,430	$75,126,306	$125,500,000	$2,077,778

(a)	Average notional amounts represent the average for all months in which the Fund had option contracts. For purchased option contracts, this represents the period March 24, 2023 through March 30, 2023.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

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Note 5. Income Tax Information
As of June 30, 2023, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$445,357,302

Gross unrealized appreciation on investments	$13,539,920
Gross unrealized depreciation on investments	(32,614,018)

Net unrealized appreciation (depreciation) on investments	$(19,074,098)

As of December 31, 2022, the Fund has a net capital loss carryforward of $12,849,944 which may be used to offset future capital gains. The loss is comprised of $12,849,944 of short-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.
Note 6. Capital Stock
Under the Amended and Restated Declaration of Trust, the Fund is authorized to issue an unlimited number of shares of beneficial interest. On February 24, 2022, the Fund completed the initial public offering of 15,250,000 shares of common stock. Proceeds paid to the Fund amounted to approximately $305,000,000. In connection with the Fund’s initial public offering, the Fund granted the underwriters an option to purchase an additional 2,287,500 shares of common stock at the public offering price of $20.00 per share within 45 days of the date of the Fund’s prospectus, February 23, 2022 (the overallotment option). On March 25, 2022, the overallotment option was partially exercised, whereby underwriters exercised this option to purchase 1,500,000 shares of common stock. Proceeds paid to the Fund amounted to $30,000,000.
During the six months ended June 30, 2023, the Fund issued no shares of common stock for the reinvestment of dividends. During the period February 24, 2022 (commencement of investment operations) through December 31, 2022, the Fund issued no shares of common stock for the reinvestment of dividends.
On December 13, 2022, at the organizational meeting of the Board of Trustees of the Fund, the Board of Trustees approved the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2023 through December 31, 2023.
Note 7. Borrowings
The Fund entered into a $147,000,000 margin loan and security agreement (the loan agreement) with Bank of America, N.A. (Bank of America). Borrowings under the loan agreement bear interest based on the Secured Overnight Financing Rate (SOFR) and a fixed rate. The Fund may also pay a fee of 0.20% per annum, on any unutilized portion of the loan agreement. The loan agreement has a

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360‑day evergreen provision whereby Bank of America may terminate this agreement upon 360 days’ notice, but the Fund may terminate on 60 days’ notice to Bank of America. The Fund is required to pledge securities and/or cash as collateral. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the loan agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the loan agreement, necessitating the sale of portfolio securities at potentially inopportune times.
As of June 30, 2023, the Fund had outstanding borrowings of $147,000,000 at a current rate of 6.0%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the six months ended June 30, 2023, the Fund borrowed an average daily balance of $147,000,000 at a weighted average borrowing cost of 5.7%.
Note 8. Other Risks
Market Price Discount from Net Asset Value Risk: Shares of closed‑end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares is determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV.
Non‑Diversified Status Risk: Because the Fund, as a non‑diversified investment company, may invest in a smaller number of individual issuers than a diversified investment company, an investment in the Fund presents greater risk to you than an investment in a diversified company.
Investing in Real Estate Securities Risk: Risks of investing in real estate securities are similar to those associated with direct investments in real estate, including falling property values due to increasing vacancies or declining rents resulting from economic, legal, political or technological developments, lack of liquidity, limited diversification and sensitivity to certain economic factors such as interest rate changes and market recessions. Foreign securities involve special risks, including currency fluctuations, lower liquidity, political and economic uncertainties, and differences in accounting standards. Some international securities may represent small- and medium‑sized companies, which may be more susceptible to price volatility and less liquidity than larger companies.
Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have

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potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.
Real Estate Market Risk: Since the Fund concentrates its assets in companies in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.
REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Small- and Medium‑Sized Companies Risk: Real estate companies in the industry tend to be small- to medium‑sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.
Preferred Securities Risk: Preferred securities are subject to credit risk, which is the risk that a security will decline in price, or the issuer of the security will fail to make dividend, interest or principal payments when due, because the issuer experiences a decline in its financial status. Preferred securities are also subject to interest rate risk and may decline in value because of changes in market interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case in an environment of low interest rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. In addition, an issuer may be permitted to defer or omit distributions. Preferred securities are also generally subordinated to bonds and other debt instruments in a company’s capital structure. During periods of declining interest rates, an issuer maybe able to exercise an option to redeem (call) its issue at par earlier than scheduled, and the Fund maybe forced to reinvest in lower yielding securities. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks. Generally, preferred security holders have

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no voting rights with respect to the issuing company unless certain events occur. Certain preferred securities may give the issuers special redemption rights allowing the securities to be redeemed prior to a specified date if certain events occur, such as changes to tax or securities laws.
Contingent Capital Securities Risk: Contingent capital securities (sometimes referred to as “CoCos”) are debt or preferred securities with loss absorption characteristics built into the terms of the security, for example, a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor, hence worsening the investor’s standing in a bankruptcy. Some CoCos provide for a reduction in the value or principal amount of the security (potentially to zero) under such circumstances. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment-grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non‑cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.
Concentration Risk: Because the Fund invests at least 25% of its net assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.
Credit and Below-Investment-Grade Securities Risk: Preferred securities may be rated below investment grade or may be unrated. Below-investment-grade securities, or equivalent unrated securities, which are commonly known as “high-yield bonds” or “junk bonds,” generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic conditions could disrupt the market for lower-rated securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.
Leverage Risk: The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment

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yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may incur applicable breakage fees under the Fund’s credit arrangement and may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment management fees payable to the investment manager being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.
Liquidity Risk: Liquidity risk is the risk that particular investments of the Fund may become difficult to sell or purchase. The market for certain investments may become less liquid or illiquid due to adverse changes in the conditions of a particular issuer or due to adverse market or economic conditions. In addition, dealer inventories of certain securities, which provide an indication of the ability of dealers to engage in “market making,” are at, or near, historic lows in relation to market size, which has the potential to increase price volatility in the fixed income markets in which the Fund invests. Federal banking regulations may also cause certain dealers to reduce their inventories of certain securities, which may further decrease the Fund’s ability to buy or sell such securities. As a result of this decreased liquidity, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance. Further, transactions in less liquid or illiquid securities may entail transaction costs that are higher than those for transactions in liquid securities.
Foreign (Non‑U.S.) Securities Risk: The Fund directly purchases securities of foreign issuers. Risks of investing in foreign securities include currency risks, future political and economic developments and possible imposition of foreign withholding taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.
Foreign Currency Risk: Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.
Derivatives and Hedging Transactions Risk: The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. Among the risks presented are counterparty risk, financial leverage risk, liquidity risk, OTC trading risk and tracking risk. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying asset, index or rate, which may be magnified by certain features of the derivatives.
Options Risk: Gains on options transactions depend on the investment manager’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.
Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.
Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war (including Russia’s military invasion of Ukraine), terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics or pandemics, such as that caused by COVID‑19, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on U.S. and global economies and financial markets. Supply chain disruptions or significant changes in the supply or prices of commodities or other economic inputs may have material and unexpected effects on both global securities markets and individual countries, regions, sectors, companies or industries. Events occurring in one region of the world may negatively impact industries and regions that are not otherwise directly impacted by the events. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.
Although the long-term economic fallout of COVID‑19 is difficult to predict, it has contributed to, and may continue to contribute to, market volatility, inflation and systemic economic weakness.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

COVID‑19 and efforts to contain its spread may also exacerbate other pre‑existing political, social, economic, market and financial risks. In addition, the U.S. government and other central banks across Europe, Asia, and elsewhere announced and/or adopted economic relief packages in response to COVID‑19. The end of any such program could cause market downturns, disruptions and volatility, particularly if markets view the ending as premature. The U.S. federal government ended the COVID‑19 public health emergency declaration on May 11, 2023; however, the effects of the COVID‑19 pandemic are expected to continue and the risk that new variants of COVID‑19 may emerge remains. Therefore the economic outlook, particularly for certain industries and businesses, remains inherently uncertain.
On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU‑UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021, but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is still considerable uncertainty relating to the potential consequences of the exit, how the negotiations for new trade agreements will be conducted, and whether the UK’s exit will increase the likelihood of other countries also departing the EU. During this period of uncertainty, the negative impact on the UK, European and broader global economies, could be significant, potentially resulting in increased market volatility and illiquidity, political, economic, and legal uncertainty, and lower economic growth for companies that rely significantly on Europe for their business activities and revenues.
On February 24, 2022, Russia launched a large-scale invasion of Ukraine significantly amplifying already existing geopolitical tensions. The United States and many other countries have instituted various economic sanctions against Russia, Russian individuals and entities and Belarus. The extent and duration of the military action, sanctions imposed and other punitive actions taken (including any Russian retaliatory responses to such sanctions and actions), and resulting disruptions in Europe and globally cannot be predicted, but could be significant and have a severe adverse effect on the global economy, securities markets and commodities markets globally, including through global supply chain disruptions, increased inflationary pressures and reduced economic activity. To the extent the Fund has exposure to the energy sector, the Fund may be especially susceptible to these risks. Furthermore, in March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. These disruptions may also make it difficult to value the Fund’s portfolio investments and cause certain of the Fund’s investments to become illiquid. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non‑U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.
Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules,

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition to Rule 18f‑4, which governs the way derivatives are used by registered investment companies, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.
LIBOR Risk: Many financial instruments are tied to the London Interbank Offered Rate, or “LIBOR,” to determine payment obligations, financing terms, hedging strategies, or investment value. LIBOR is the offered rate for short-term Eurodollar deposits between major international banks. The Head of the UK Financial Conduct Authority the (FCA) and LIBOR’s administrator, ICE Benchmark Administration (IBA) ceased publication of most LIBOR settings at the end of 2021 and the IBA ceased publication of a majority of U.S. dollar LIBOR settings after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate (SOFR) for U.S. dollar LIBOR and the Sterling Overnight Index Average Rate for GBP LIBOR). Other countries are introducing their own local-currency-denominated alternative reference rates for short-term lending and global consensus on alternative rates is lacking.
In March 2022, the U.S. federal government enacted the Adjustable Interest Rate (LIBOR) Act (the LIBOR Act) to establish a process for replacing LIBOR in certain existing contracts that do not already provide for the use of a clearly defined and practicable replacement benchmark rate as described in the LIBOR Act. Generally, for contracts that do not contain clear and practicable fallback provisions as described in the LIBOR Act, a benchmark replacement recommended by the Federal Reserve Board will effectively replace the U.S. dollar LIBOR benchmark after June 30, 2023. The recommended benchmark replacement will be based on SOFR, which is published by the Federal Reserve Bank of New York, and will include certain spread adjustments and benchmark replacement conforming changes. On December 16, 2022, the Federal Reserve Board adopted a final rule that implements the LIBOR Act. The final rule restates safe harbor protections contained in the LIBOR Act for selection or use of the replacement benchmark rate selected by the Federal Reserve Board. Consistent with the LIBOR Act, the final rule is also intended to ensure that LIBOR contracts adopting a benchmark rate selected by the Federal Reserve Board will not be interrupted or terminated following LIBOR’s replacement.
The transition away from LIBOR may lead to increased volatility and illiquidity in markets that are tied to LIBOR, reduced values of, inaccurate valuations of, and miscalculations of payment amounts for

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and reduced effectiveness of hedging strategies, adversely affecting the Fund’s performance or NAV. In addition, any alternative reference rate may be a less effective substitute resulting in prolonged adverse market conditions for the Fund.
Note 9. Other
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.
Note 10. New Accounting Pronouncement
In January 2021, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update No. 2021‑01 (ASU 2021‑01), “Reference Rate Reform (Topic 848)”. Additionally, in December 2022, the FASB issued Accounting Standards Update No. 2022‑06 (ASU 2022‑06), “Reference Rate Reform (Topic 848)”. ASU 2022‑06 and ASU 2021‑01 are updates to ASU 2020‑04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, and the reference rate reform initiatives regulators have undertaken to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020‑04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020‑04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021‑01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The ASU 2022‑06 update extends the period of time preparers can use the reference rate reform relief guidance by two years. ASU 2022‑06 defers the sunset date of Topic 848 from December 31, 2022 to December 31, 2024, after which entities will no longer be permitted to apply the relief in Topic 848. The amendments in these updates are effective immediately through December 31, 2024, for all entities. Management does not expect ASU 2021‑01 or ASU 2022‑06 to have a material impact on the financial statements.
Note 11. Subsequent Events
Management has evaluated events and transactions occurring after June 30, 2023 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

PROXY RESULTS (Unaudited)
Cohen & Steers Real Estate Opportunities and Income Fund shareholders voted on the following proposals at the annual meeting held on April 26, 2023. The description of each proposal and number of shares voted are as follows:

Common Shares	Shares Voted For	Authority Withheld
To elect Trustees:

Michael G. Clark	12,840,081	1,616,896
Dean A. Junkans	13,850,702	606,275
Ramona Rogers-Windsor	12,846,670	1,610,307

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

REINVESTMENT PLAN
We urge shareholders who want to take advantage of this plan and whose shares are held in ‘Street Name’ to consult your broker as soon as possible to determine if you must change registration into your own name to participate.
OTHER INFORMATION
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 866-277-0757, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12‑month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 866-277-0757 or (ii) on the SEC’s website at http://www.sec.gov.
Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.
Notice is hereby given in accordance with Rule 23c‑1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT
The Board of Trustees of the Fund, including a majority of the trustees who are not parties to the Fund’s investment management agreement (the Management Agreement), or interested persons of any such party (the Independent Trustees), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Management Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Trustees called for the purpose of voting on the approval or continuation. The Management Agreement was discussed at a meeting of the Independent Trustees, in their capacity as the Contract Review Committee, held on June 6, 2023 and at meetings of the full Board of Trustees held on March 14, 2023 and June 13, 2023. The Independent Trustees, in their capacity as the Contract Review Committee, also discussed the Management Agreement in executive session on June 13, 2023. At the meeting of the full Board of Trustees on June 13, 2023, the Management Agreement was unanimously continued for a term ending June 30, 2024 by the Fund’s Board of Trustees, including the Independent Trustees. The Independent Trustees were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.
In considering whether to continue the Management Agreement, the Board of Trustees reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment manager (the Investment Manager); and a memorandum from counsel to the Independent Trustees outlining the legal duties of the Board of Trustees. The Board of Trustees also considered a supplemental peer group compiled by the Investment Manager when evaluating the Fund’s performance and fees and expenses. The Board took into account that the Investment Manager believes the supplemental peer group, which consists of a mix of recently launched real estate and preferred securities closed‑end funds, is more representative of the Fund’s expense structure. The Board of Trustees also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Trustees considered information provided from time to time by the Investment Manager throughout the year at meetings of the Board of Trustees, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Trustees also considered information provided by the Investment Advisor in response to a request for information submitted by counsel to the Independent Trustees, on behalf of the Independent Trustees, as well as information provided by the Investment Advisor in response to a supplemental request. In particular, the Board of Trustees considered the following:
(i) The nature, extent and quality of services to be provided by the Investment Manager: The Board of Trustees reviewed the services that the Investment Manager provides to the Fund, including, but not limited to, making the day‑to‑day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Trustees of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, managing the Fund’s debt leverage level, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Trustees also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Trustees took into account the services provided by the Investment Manager to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Trustees also considered the education, background and experience of the Investment Manager’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Trustees further noted the Investment Manager’s ability to attract qualified and experienced personnel. The Board of Trustees also considered the administrative services provided by the Investment Manager, including compliance and accounting services. After consideration of the above factors, among others, the Board of Trustees concluded that the nature, extent and quality of services provided by the Investment Manager are satisfactory and appropriate.
(ii) Investment performance of the Fund and the Investment Manager: The Board of Trustees considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Trustees noted that the Fund outperformed the Peer Group median for the one‑year period ended March 31, 2023, ranking one out of four peers. The Board of Trustees noted that the Fund underperformed the relevant blended benchmark for the one‑year period ended March 31, 2023. The Board of Trustees also considered the Fund’s performance as compared to a supplemental peer group compiled by the Investment Advisor, and noted that the Fund underperformed for the one‑year period ended March 31, 2023, ranking the Fund eight out of ten peers. The Board of Trustees also noted that the Fund is relatively new and does not have a lengthy performance history. The Board of Trustees engaged in discussions with the Investment Manager regarding the contributors to and detractors from the Fund’s performance during the period, as well as the impact of leverage on the Fund’s performance. The Board of Trustees also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance and the Investment Manager’s performance in managing similarly managed funds and accounts. The Board of Trustees determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Management Agreement.
(iii) Cost of the services to be provided and profits to be realized by the Investment Manager from the relationship with the Fund: The Board of Trustees considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratios. As part of its analysis, the Board of Trustees gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Trustees considered that the Fund’s actual management fees at managed asset levels and the Fund’s actual management fee at common asset levels were higher than the Peer Group medians, ranking four out of four peers. The Board of Trustees considered the Fund’s fees and expenses versus the supplemental peer group compiled by the Investment Manager, and noted that the Fund’s actual management fees at managed asset levels versus the supplemental peer group are lower than the supplemental peer group medians, and the Fund’s actual management fees at common asset levels versus the supplemental peer group are higher than the peer group median, ranking the Fund five out of ten peers and eight out of ten peers, respectively. The Board of Trustees noted that the Fund’s total expense ratio including investment-related expenses at both common asset levels and managed asset levels were higher than the Peer Group medians, ranking four out of four peers for each. The Board of Trustees also noted that the Fund’s total expense ratios excluding investment-related expenses at both managed and common asset levels were higher than the Peer Group medians, ranking four out of four peers for each. The Fund’s total expense ratio including investment-related expenses at both managed and common asset levels versus the supplemental peer group compiled by the Investment Manager are higher than the peer group medians, ranking nine out of ten peers for each.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

The Fund’s total expense ratio excluding investment-related expenses at managed asset levels are also lower than the supplemental peer group median, ranking five out of ten peers, while the Fund’s total expense ratio excluding investment-related expenses at common asset levels are higher than the supplemental peer group median, ranking eight out of ten peers. The Board of Trustees considered the impact of leverage levels on the Fund’s fees and expenses at managed and common asset levels. In light of the considerations above, the Board of Trustees concluded that the Fund’s current expense structure was satisfactory.
The Board of Trustees also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Trustees considered the level of the Investment Manager’s profits and whether the profits were reasonable for the Investment Manager. The Board of Trustees took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Manager receives by allocating the Fund’s brokerage transactions. The Board of Trustees further considered that the Investment Manager continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Trustees also considered the administrative services provided by the Investment Manager and the associated administration fee paid to the Investment Manager for such services under the Administration Agreement. The Board of Trustees determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Trustees concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with the Investment Manager’s fiduciary duties.
(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Trustees noted that, as a closed‑end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Trustees determined that, given the Fund’s closed‑end structure, there were no significant economies of scale that were not already being shared with shareholders. In considering economies of scale, the Board of Trustees also noted, as discussed above in (iii), that the Investment Manager continues to reinvest profits back in the business.
(v) Comparison of services to be rendered and fees to be paid to those under other investment management contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Trustees compared the fees paid under the Management Agreement to those under other investment management contracts of other investment advisors managing Peer Funds. The Board of Trustees also compared the services rendered and fees paid under the Management Agreement to fees paid, including the ranges of such fees, under the Investment Manager’s other fund management agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Manager provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Trustees also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Trustees determined that on a comparative basis the fees under the Management Agreement were reasonable in relation to the services provided.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

No single factor was cited as determinative to the decision of the Board of Trustees, and each Trustee may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Trustees, including the Independent Trustees, unanimously approved the continuation of the Management Agreement.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non‑affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed‑End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?
We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?
Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non‑affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non‑affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non‑affiliates.

Joint marketing	A formal agreement between non‑affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

Cohen & Steers Open‑End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX
COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX
COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX
COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX
COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non‑U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX
COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX
COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non‑U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX
COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low‑duration preferred and other income securities issued by U.S. and non‑U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX
COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX
COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX
COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open‑end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800‑330‑7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

OFFICERS AND TRUSTEES
Joseph M. Harvey
Trustee, Chair and Vice President
Adam M. Derechin
Trustee
Michael G. Clark
Trustee
George Grossman
Trustee
Dean A. Junkans
Trustee
Gerald J. Maginnis
Trustee
Jane F. Magpiong
Trustee
Daphne L. Richards
Trustee
Ramona Rogers-Windsor
Trustee
James Giallanza
President and Chief Executive Officer
Albert Laskaj
Treasurer and Chief Financial Officer
Dana A. DeVivo
Secretary and Chief Legal Officer
Stephen Murphy
Chief Compliance Officer
and Vice President
Yigal D. Jhirad
Vice President
William F. Scapell
Vice President
Mathew Kirschner
Vice President
Jason Yablon
Vice President
Elaine Zaharis-Nikas
Vice President
Jerry Dorost
Vice President
KEY INFORMATION
Investment Manager and Administrator
Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232
Co-administrator and Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare
150 Royall Street
Canton, MA 02021
(866) 227-0757
Legal Counsel
Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol:	RLTY
Website: cohenandsteers.com
This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers
Real Estate
Opportunities and
Income Fund
(RLTY)
Semiannual Report June 30, 2023
RLTYSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

(a) Not Applicable.

(b) The registrant has not had any change in the portfolio managers identified in response to paragraph (a)(1) of this item in the registrant’s most recent annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Fund did not engage in any securities lending activity during the fiscal year ended December 31, 2022.

(b) The Fund did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2022.

Item 13. Exhibits.

(a)(1) Not Applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE OPPORTUNITIES AND INCOME FUND

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	September 1, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date:	September 1, 2023